UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  November 7, 2013

CHYRONHEGO CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	01-09014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment
                    of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on September 4, 2013, Michael Wellesley-Wesley, Chief Executive Officer of ChyronHego Corporation (the “Company”) notified the Company and its Board of Directors that he will resign from his role as CEO effective December 31, 2013. In connection with this resignation, on November 7, 2013, the Company and Mr. Wellesley-Wesley entered into a separation agreement (the “Separation Agreement”), the terms of which are consistent with the terms of his existing and previously disclosed employment arrangements.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2013, the Board approved Amended and Restated Bylaws (the “By-Laws”) for the Company, which became effective upon adoption by the Board on that date. The only revision to the By-Laws was to add a new Article X that provides that a state or federal court located within the State of New York will be the sole and exclusive forum for: (i) derivative actions brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Business Corporation Law of the State of New York or the Company’s Certificate of Incorporation or By-Laws or (iv) any action asserting a claim against the Company or any director, officer or employee of the Company governed by the internal affairs doctrine.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(c)           Exhibits.

Exhibit 3.1	Amended and Restated By-Laws of ChyronHego Corporation, November 7, 2013.
Exhibit 10.1	Michael Wellesley-Wesley Separation Agreement, November 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRONHEGO CORPORATION

By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and
Chief Financial Officer

Exhibit No.	Description

3.1	Amended and Restated By-Laws of ChyronHego Corporation, November 7, 2013.
10.l	Michael Wellesley-Wesley Separation Agreement, November 7, 2013.

Date:  November 14, 2013